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                                                                 Exhibit (i)(2)

TEL (212) 715-9100                                             47, AVENUE HOCHE
FAX (212) 715-8000                                               75008 PARIS
                                                                    FRANCE

                               February 16, 2007

ISI Strategy Fund, Inc.
40 West 57/th/ Street, 18/th/ Floor
New York, New York 10019

    Re:   ISI Strategy Fund, Inc.
          Post-Effective Amendment No. 13
          FILE NO. 333-31137; ICA NO. 811-8291

Gentlemen:

   We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 13 to Registration Statement No. 333-31137 on Form N-1A.

                                         Very truly yours,

                                         /s/ Kramer Levin Naftalis & Frankel LLP